JACOM LEASING                                                   Exhibit 10.35

A DIVISION OF JACOM COMPUTER SERVICES INC.
207 WASHINGTON STREET, NORTHVALE, NEW JERSEY 07647-0947

VENDOR (NAME & ADDRESS)

EQUIPMENT DESCRIPTION:

See Attached Equipment Listing

LEASE NUMBER 3362

SCHEDULE OF PAYMENT

60 MONTHLY PAYMENTS OF $8,798.50 (PLUS TAX)

                           (applicable taxes to be billed

PAYABLE AT SIGNING OF THE LEASE

Last 2              MONTHS PAYABLE IN ADVANCE

MAKE CHECKS PAYABLE TO: JACOM LEASING

EQUIPMENT LOCATION IF OTHER THAN BILLING ADDRESS:


                                 LEASE AGREEMENT

This agreement is made the 22nd day of September 1999 between Jacom Leasing, its principal office at 207 Washington Street, Northvale, New Jersey 07647 (the "Lessor") and Tower Tech, Inc.,11935 South 1-44 Service Road, Oklahoma City, OK 73189 (the "Lessee").

1. LEASE

Lessor agrees to lease to Lessee, and Lessee agrees to hire from Lessor, the personal property (the "Equipment") described above. Neither Lessor nor Lessee shall have any obligations hereunder until the execution and delivery of this Lease Agreement. The terms and conditions contained herein (including the Supplements, if any annexed hereto) shall govern the leasing and use of the Equipment.

2. ADDITIONAL DEFINITIONS
(a)The "Installation Date" means the date on which the Equipment is installed at Lessee's site. If Lessee shall fail, without reasonable cause, to execute a delivery and acceptance certificate within seven (7) days of the delivery of the Equipment at Lessee's site, the Installation Date will be considered to be seven (7) days after the date of delivery of the Equipment by the supplier.

(b)The "Commencement Date" means, as to the Equipment designated above, where the Installation Date for such Equipment falls on the first day of the month, that date, and in any other case, the first day of the month following the month in which such Installation Date falls.

3. TERMS OF LEASE
(a)The term of this Agreement, as to all Equipment designated above, shall commence on the Installation Date for such Equipment, and shall continue for an initial period ending that number of months from the applicable
   Commencement Date (the "Initial Period"); thereafter, the term of this Agreement for all such Equipment shall be automatically extended for successive three-month periods unless and until terminated by either party giving to the other not less than six months' prior written notice. Any such termination shall be effective only on the last day of the Initial Period or the last day of any such successive periods. No Equipment Schedule may be terminated with respect to less than all items of Equipment identified therein.

(b)Any notice of termination given by either party under this Agreement or under arty Supplement annexed hereto may not be revoked without the written consent of the other party.

4. RENTALS

As to the Equipment, the monthly rental payable by Lessee to Lessor is as set forth above. Rental shall begin on the Installation Date and shall be due and payable by Lessee in advance on the first day of each month. If the Installation Date does not fall on the first day of a month, the first payment shall be a pro rata portion of the monthly rental, calculated on a 30-day basis, due and payable on the Installation Date. In addition to the monthly rental set forth above, Lessee shall pay to Lessor an amount equal to all taxes paid, payable or required to be collected by Lessor, however designated, which are levied or based on such rental, on this Agreement, or on the Equipment or its use, lease operation, control, or value, including without limitation, state and local privilege or excise taxes based on gross revenue, any penalties or interest in connection therewith or taxes or amounts in lieu thereof paid or payable by Lessor in respect of the foregoing, but excluding taxes based on Lessor's net income. Personal property taxes on the Equipment shall be paid by Lessee. Lessee agrees to file, on behalf of Lessor, all required property tax returns and reports concerning the Equipment with all appropriate governmental agencies, and, within not more than 45 days after the due date of such filing, to send Lessor confirmation of such filing. Charges for taxes, penalties and interest shall be promptly paid by Lessee when invoiced by Lessor.

A late charge on any past due payment shall accrue at the rate of 10% of each such late payment for each month such payment shall be late, or if such rate shall exceed the maximum rate allowed by law, then at such maximum rate, and shall be payable on demand. Late payment charges shall be paid not later than thirty (30) days following the date that the original payment was due.

5. INSTALLATION AND USE OF EQUIPMENT
(a) Lessee will provide the required suitable electric current and/or other power source to operate the Equipment and suitable place of installation for the Equipment with all appropriate facilities as specified by the manufacturer.

(b) Subject to the terms of this Agreement, Lessee shall be entitled to unlimited usage of the Equipment without extra charge by Lessor and may sell time on the Equipment to third parties.

(c) Lessee will at all times keep the Equipment in its sole possession and control. The Equipment shall not be moved from the locations stated above without the prior written consent of Lessor.

 (d) After prior notice to Lessor, Lessee may, at its own expense, make alterations in or add attachments to the Equipment, provided that such alterations or attachments do not decrease the value of the Equipment or interfere with the normal and satisfactory operation or maintenance of the Equipment or with Lessee's ability to obtain and maintain the maintenance contract required by this Agreement. Unless Lessor shall otherwise agree in writing, all such alterations and attachments shall be and become the property of Lessor or, at the option of Lessee, shall be removed by Lessee and the Equipment restored at Lessee's expense to its original condition, reasonable wear and tear only accepted.

6.  MAINTENANCE AND REPAIRS
(a)Lessee shall, during the continuance of this Agreement, at its expense, keep the Equipment in good working order and condition and make all necessary adjustments, repairs and replacements thereto. Lessee shall not use or permit the Equipment to be used for any purpose for which, in the opinion of manufacturer, the Equipment is not designed or reasonably suitable.

(b)Without limiting the generality of the foregoing, Lessee shall, during the continuance of this Agreement, at its own expense, enter into and maintain in force a contract with the manufacturer (or other qualified service organization approved in writing by both parties) covering at least prime shift maintenance of each item of Equipment. Such contract as to each item shall commence upon expiration of the warranty period, if any, relating to such items. Lessee shall furnish Lessor with a copy of such contract(s) upon demand.

(c)At the termination of this Agreement, Lessee shall, at its expense, return the Equipment to Lessor (at the location designated by Lessor within the continental United States) in the same operating order, repair, condition and appearance as on the Installation Date, reasonable wear and tear only excepted with all engineering changes prescribed by the manufacturer prior thereto incorporated therein, and Lessee shall arrange and pay for such repairs (if any) as are necessary for the manufacturer to accept the equipment under contract maintenance at its then standard rates.

(d) Lessee   shall  comply  with  all   governmental   laws,   regulations   and
    requirements, and all insurance requirements, if any, with respect to the use, maintenance and operation of the Equipment.

7.  OWNERSHIP AND INSPECTION
(a)The Equipment shall at all times remain the property of the Lessor. Lessor may affix or request Lessee to affix tags, decals or plates to the Equipment indicating Lessor's ownership, and Lessee shall not permit their removal or concealment.

(b)It is the intention and understanding of both Lessor and Lessee that the Equipment shall be and at all times remain separately identifiable personal property. Lessee shall not permit the Equipment to be installed in, or used, stored or maintained with, any personal property in such manner or under such circumstances that such Equipment might be or become an accession to or confused with such other personal property; provided, however, that the use or maintenance in accordance with normal operating procedures of Lessee of the Equipment with arty other computer equipment owned by or leased to Lessee shall not be a violation of the foregoing provisions of this sentence. Lessee shall not permit the Equipment to be installed in or used, stored, or maintained with, any real property in such a manner or under such circumstances that any person might acquire any rights in such Equipment paramount to the rights of Lessor by reason of such Equipment being deemed to be real property or a fixture thereon.

(c)Lessee shall keep the Equipment free and clear of all liens and encumbrances. Lessee shall not assign this Agreement or any of its rights hereunder or sublease the Equipment without the prior written consent of Lessor, except that Lessee may, at its expense, upon prior written notice to Lessor, assign this Agreement or sublease the Equipment to any parent or subsidiary corporation, or to a corporation which shall have acquired all or substantially all of the property of Lessee by merger, consolidation or purchase. No permitted assignment or sublease shall relieve Lessee of any of its obligations hereunder.

(d) Lessor or its agents shall have free access to the Equipment at all reasonable times for the purpose of inspection and for any other purpose contemplated in this Agreement.

(e) Lessee shall immediately notify Lessor of all details concerning any damage or loss arising out of the improper manufacture, functioning or operation of the Equipment.

8.  WARRANTIES

(a) Lessor shall, at the request and expense of Lessee, enforce for the benefit of Lessee any rights which Lessor shall be entitled to enforce against the manufacturer in respect of the Equipment.

(b) EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, THERE ARE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION OR PERFORMANCE OF THE EQUIPMENT, ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR WITH RESPECT TO PATENT INFRINGEMENT OR THE LIKE. LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS OR DAMAGE OF ANY KIND OR NATURE WHATSOEVER, NOR SHALL THERE BE ANY ABATEMENT OF RENTAL, ARISING OUT OF OR IN CONNECTION WITH (i) THE DEFICIENCY OR INADEQUACY OF THE EQUIPMENT FOR ANY PURPOSE, WHETHER OR NOT KNOWN OR DISCLOSED TO LESSOR, (ii) ANY DEFICIENCY OR DEFECT IN THE EQUIPMENT, (iii) THE USE OR PERFORMANCE OF THE EQUIPMENT, (iv) ANY INTERRUPTION OR LOSS OF SERVICE OR USE OF THE EQUIPMENT, or (v) ANY LOSS OF BUSINESS OR OTHER CONSEQUENTIAL LOSS OR DAMAGE WHETHER OR NOT RESULTING FROM ANY OF THE FOREGOING. LESSEE WILL DEFEND, INDEMNIFY AND HOLD LESSOR HARMLESS AGAINST ANY AND ALL CLAIMS, DEMANDS AND LIABILITIES ARISING OUT OF OR IN CONNECTION WITH THE DESIGN. MANUFACTURE, POSSESSION OR OPERATION OF THE EQUIPMENT.

9. SECURITY INTEREST
(a)In the event that Lessor transfers or assigns or grants a security interest in all or any part of its rights in this Agreement, the Equipment and/or sums payable hereunder to the third party, whether as collateral security for any loans or advances made or to be made to Lessor by such third party or otherwise, Lessee, upon receipt of notice of any such transfer or assignment and instructions from Lessor, shall pay its obligations hereunder or amounts equal thereto to the third party (or to arty other party designated by the third party), and Lessee's obligations hereunder shall be absolute and unconditional and shall not be subject to any abatement, reduction, recoupment, defense, offset or counterclaim available to Lessee against Lessor for any reason whatsoever; nor, except as otherwise expressly provided herein, shall this Agreement terminate, or the respective obligations of Lessor or Lessee be otherwise affected, by reason of any defect in the Equipment, condition, design, operation or fitness for use thereof or any loss or destruction of the Equipment or any part thereof, the prohibition of or other restriction against Lessee's use of the Equipment, the interference with such use by any private person or entity, or by reason of any failure by Lessor to perform any of its obligations herein contained, or by reason of any other indebtedness or liability, howsoever and whenever arising, of Lessor to Lessee or to any other person, firm or corporation or to any governmental authority or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that the Rental payable by Lessee hereunder shall continue to be payable in all events and at the times herein provided, except as otherwise expressly provided for herein.

(b)On the Installation Date as to the Equipment, Lessee will furnish to Lessor, and/or its assignee, a certificate signed by an officer of Lessee to the effect that: Lessee has full power and authority to enter into this Agreement; this Agreement has been duty authorized; executed and delivered by Lessee and is its valid and binding obligation, enforceable in accordance with its terms; no approval, consent, or withholding of obligation is required from any governmental authority with respect to the entering into or performance of this Agreement by Lessee; the entering into or performance of this Agreement by Lessee does not and will not violate a judgment, order, law or regulation applicable to Lessee or any provision of Lessee's certificate of incorporation or by-laws or result in a breach of, or constitute a default under, or result in the creation of any lien, charge, security interest or other encumbrance upon any assets of Lessee or on the Equipment or this Agreement pursuant to, any indenture, mortgage, deed of trust, bank loan, credit agreement or other instrument to which Lessee is a party or by which it or its assets may be bound: the Equipment is located at Lessee's facility as shown above; the Equipment has been and is then operating to the satisfaction of Lessee; Lessee has no right, title or interest in the Equipment or any part thereof except the rights, title and interest therein as Lessee thereof under this Agreement; and that, on the Installation Date, this Agreement is in full force and effect, neither party is in default hereunder, and Lessee's obligations hereunder are subject to no defenses, setoffs or counterclaims. In addition, Lessee agrees promptly to execute and deliver to Lessor standard form UCC-1 financing statements (to be filed for information purposes only) as well as such other agreements, documents, instruments and certificates as Lessor may reasonably request (including, without limitation, an opinion of counsel and certified copies of Board resolutions, both in form and substance satisfactory to Lessor) in order to effect Lessor's purchase of the Equipment or financing thereof. Lessee authorizes Lessor to file a financing statement with respect to the Equipment signed only by the Lessor where permitted by the Uniform Commercial Code or other applicable law. Lessee hereby appoints Lessor as lessee's attorney-in-fact to execute such financing statement on Lessee's behalf and to do all acts or things which Lessor may deem necessary to protect Lessors fide and interest hereunder. Lessor and Lessee further agree that a carbon, photographic or other reproduction of this Lease may be filed as a financing statement and shall be sufficient as a financing statement under the Uniform Commercial Code or other applicable law. It is the intent of the parties that this is a true lease, and the filing of a financial statement under the Uniform Commercial Code or other applicable law shall not be construed as evidence that any security interest was intended to be created, but only to give public notice of Lessor's ownership of the Equipment. If this Lease is deemed at any time to be one intended as security then Lessee grants Lessor a security interest in the Equipment and the proceeds from the sale, lease or other disposition of the Equipment.

10.  MISCELLANEOUS CHARGES
Except as otherwise specifically provided in this Agreement, it is understood and agreed that this is a net lease, and that, as between Lessor and Lessee, Lessee shall be responsible for all costs and expenses of every nature whatsoever arising out of or in connection with or related to this Agreement or the Equipment (such as, but not limited to, transportation in and out, transportation insurance, rigging, drayage, packing, installation and disconnect charges). On the commencement of this Lease, Lessee agrees to pay to Lessor an administrative fee, not to exceed $100.00 to reimburse Lessor for its lease initiation and recording costs.

11.  SECURITY DEPOSIT
As security for the prompt and full payment of the amounts due under this Lease, and Lessee's complete performance of all of its obligations under this Lease, and any extension or renewal hereof, Lessee has deposited with Lessor the security amount set forth in the section shown as "Schedule of Payments". In the event any default shall be made in the performance of any of Lessee's obligations under this Lease, Lessor shall have the right, but not the obligation, to apply the security deposit to the curing of such default. Within fifteen (15) days after Lessor mails notice to Lessee that Lessor has applied any portion of the security deposit to the curing of any default, Lessee shall restore said security deposit to the full amount set forth above. On the expiration or earlier termination or cancellation of this Lease, or any extension or renewal hereof, provided Lessee has paid all of the rent called for and fully performed all other provisions of this Lease, Lessor will return to the Lessee any then remaining balance of said security deposit, without interest. Said security deposit may be commingled with Lessor's other funds.

12.  RISK OF LOSS ON LESSEE
Lessee shall obtain and maintain from the time Lessee executes a document evidencing physical receipt of the Equipment and for the entire term of this Agreement, at its own expense, property damage and liability insurance and insurance against loss or damage to the Equipment including, without limitation, loss by fire (including so-called extended coverage) theft and such other risks of loss as are customarily insured against the type of Equipment leased hereunder by any businesses in which Lessee is engaged, in such amounts, in such form and with such insurers as shall be satisfactory to Lessor; provided, however, that the amount of insurance against loss or damage to the Equipment shall not be less than the greater of the full replacement value of the Equipment or the installments of rent then remaining unpaid hereunder plus any renewal or purchase options contained herein. Each insurance policy will name Lessee as an insured and Lessor as an additional insured and loss payee thereof as Lessor's interest may appear, and shall contain a clause requiring the insurer to give Lessor at least 10 days prior written notice of any alteration in the terms of such policy or of the cancellation thereof. Lessee shall furnish to Lessor a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance policy or to advise Lessee in the event such insurance coverage shall not comply with the requirements hereof. Lessee further agrees to give Lessor prompt notice of any damage to, or loss of, the Equipment, or any part thereof. Lessor shall be named as the Loss Payee on such policies, which shall be written by an insurance company of recognized responsibility Lessee agrees to insure the interest of any third party (referred to in Paragraph 9 of this Agreement) under a standard mortgagee clause. Evidence of such insurance coverage shall be furnished to Lessor upon demand. If Lessee shall fail to provide such insurance coverage or evidence thereof, then Lessor will have the right, but not the obligation, to have such insurance protecting Lessor placed at Lessee's expense. Lessee's expense shall include the full premium paid for such insurance and any customary charges or fees of Lessor or of Lessor's assignees associated with such insurance. Lessee shall pay such amounts upon presentation by the Lessor of such premiums and associated charges. If any item of Equipment is rendered unusable as a result of any physical damage to, or destruction of, the Equipment, the Lessee shall give Lessor immediate notice thereof and this Agreement shall continue in full force and effect without any abatement of rental. Lessee shall determine, within fifteen (15) days after the date of occurrence of such damage or destruction, whether such item of Equipment can be repaired. In the event Lessee determines that such item of Equipment can be repaired, Lessee, at its expense, shall cause such item of Equipment to be promptly repaired. In the event Lessee determines that the item of Equipment cannot be repaired, Lessee, at its expense. shall promptly replace such item of Equipment and convey title to such replacement to Lessor free of all liens and encumbrances, and this Lease shall continue in full force and effect as though such damage or destruction had not occurred. All proceeds of insurance received by Lessor or Lessee under the policy referred to in the preceding paragraph of this section shall be applied toward the cost of any such repair or replacement.

13.  INDEMNIFICATION
Lessee hereby agrees to assume liability for, and does hereby agree to indemnify, protect, save and keep harmless Lessor and its respective successors, assigns, legal representatives, agents and servants, from and against, any and all liabilities, obligations, losses, damages, penalties, claims. actions, suits, costs, expenses or disbursements (including legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Lessor or any of its respective successors, assigns, legal representatives, agents and servants (whether or not also indemnified against by the manufacturer(s) or any other person), in any way relating to or arising out of this Lease or any document contemplated hereby, or the performance or enforcement of any of the terms hereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, return lease, ownership, possession, use, condition, operation, sale or other disposition of the Equipment or any accident in connection therewith (including, without limitation, latent or other defects, whether or not discoverable); provided, however, that Lessee shall not be required to indemnity Lessor or its respective successors, assigns, legal representatives, agents and servants, for loss or liability in respect of any item of Equipment arising from acts or events which occur after possession of such item of Equipment has been returned to Lessor or loss or liability resulting from the willful misconduct or gross negligence of the party otherwise to be indemnified hereunder. Lessee agrees that Lessor shall not be liable to Lessee for any liability, claim, loss, damage or expense of any kind or nature arising in strict liability or caused directly or indirectly by the inadequacy of the Equipment for any purpose or any deficiency or defect therein or the use or maintenance, thereof or any repairs, servicing or adjustments thereto or any delay in providing or failure to provide any thereof or any interruption or loss of service or use thereof or any loss of business.

14.      REMEDIES

Lessee shall be in default hereunder, and there shall be a breach of this Agreement, if:

(a) Lessee fails to pay any installment of rent within twenty (20) days when the same becomes due and payable.

(b) Lessee attempts to remove, sell, transfer, encumber, sublet or part with possession of the Equipment or any items thereof, except as expressly permitted herein.

 (c) Lessee shall fail to observe or perform any of the other obligations required to be observed or performed by Lessee hereunder, and such failure shall continue uncured for ten (10) days after written notice thereof to Lessee by Lessor.

 (d) Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation, or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to, or acquiesces in the appointment of, a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation.

 (e) Within 30 days after the commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within 30 days after the appointment without Lessee's consent or acquiescence of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated.

In the event that Lessee is in default hereunder, then, in any such event, Lessor may at its option do any or all of the following: (i) by notice to Lessee terminate this Agreement as to all the Equipment; (ii) whether or not this Agreement is terminated as to all or any Equipment, take possession of any or all of the Equipment wherever situated, and for such purpose, enter upon any premises without liability for so doing; (iii) sell, dispose of, hold, use or lease any of the Equipment as Lessor in its sole discretion may decide, without any duty to account to Lessee; (iv) by notice to Lessee, declare immediately due and payable all monies to be paid by Lessee during the Initial Period or, if the Initial Period has then expired, declare immediately due and payable all monies to be paid during any term (extended as provided in Paragraph 3(a) hereof) then in effect, and Lessee shall thereupon be obliged to pay such monies to Lessor immediately. Lessee shall in any event remain fully liable for reasonable damages as provided by law and for all costs and expenses incurred by Lessor on account of such default, including all court costs and reasonable attorney's fees. The waiver by Lessor of any breach of any obligation of Lessee shall not be deemed a waiver of such obligation or of any subsequent breach of the same or any other obligation. The subsequent acceptance of rental payments hereunder by Lessor shall not be deemed a waiver of any prior existing breach by Lessee regardless of Lessor's knowledge of such prior existing breach at the time of acceptance of such rental payments. The rights afforded Lessor under this Paragraph shall not be deemed to be exclusive, but shall be in addition to any rights or remedies provided by law.

15. PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR
If Lessee shall be in default hereunder, Lessor may thereafter, without thereby waiving any obligation of Lessee or such default make the payment or perform or comply with the agreement, the nonpayment, nonperformance or noncompliance with which caused such default, and the amount of such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, shall be payable by Lessee upon demand.

                                    LEASE APPLICATION
Vendor            Vendor Full Name               Telephone


Lessee Full Company Name                                Fax
Tower Tech, Inc.
Address                      City                       State              zip
11935 South 1-44 Service Rd. Oklahoma City              OK                 73189

Telephone No.                       Contact Person                  Title

Business Structure:
Proprietorship
Partnership
Corporation

 X   Monthly Rental                    Lease Term                 No. of Mos. 6

No. of Years in Business

Equipment cost

Equipment Description                       Type of Business

 See Attached Equipment Listing

    NOTICE: IF YOUR APPLICATION FOR BUSINESS CREDIT IS DENIED, YOU HAVE THE RIGHT TO A WRITTEN STATEMENT OF THE SPECIFIC REASONS FOR THE DENIAL. TO OBTAIN THE STATEMENT, PLEASE CONTACT THE LESSOR NAMED HEREIN WITHIN 60 DAYS FROM THE DUE YOU ARE NOTIFIED OF OUR DECISION. WE WILL SEND YOU A WRITTEN STATEMENT OF REASONS FOR THE DENIAL WITHIN 30 DAYS OF RECEIVING YOUR REQUEST FOR THE STATEMENT THE FEDERAL EQUAL CREDIT OPPORTUNITY ACT PROHIBITS CREDITORS FROM DISCRIMINATING AGAINST CREDIT APPLICANTS ON THE BASIS OF RACE, COLOR, RELIGION, NATIONAL ORIGIN, SEX, MARITAL STATUS, AGE (PROVIDED THE APPLICANT HAS THE CAPACITY TO ENTER INTO A BINDING CONTRACT); BECAUSE ALL OR PART OF THE APPLICANTS INCOME DERIVES FROM ANY PUBLIC ASSISTANCE PROGRAM; OR BECAUSE THE APPLICANT HAS IN GOOD FAITH EXERCISED ANY RIGHT UNDER THE CONSUMER CREDIT PROTECTION ACT. THE FEDERAL AGENCY THAT ADMINISTERS COMPLIANCE WITH THIS LAW CONCERNING THIS CREDITOR IS FEDERAL TRADE COMMISSION, ECOA COMPLIANCE, WASHINGTON, DC 20581.

                     GUARANTOR INFORMATION REQUESTED FOR ALL CORPORATIONS IN BUSINESS LESS THAN THREE YEARS, AND ALL PARTNERSHIPS, PROPRIETORS, PROFESSIONALS AND SERVICE RELATED BUSINESSES.

NAME:

HOME ADDRESS

NAME: ..  ADDRESS

SOC.SEC. NO.

SOC. SEC. NO

REFERENCES: (LIST BANK OR BANKS. PREVIOUS BANK REQUIRED IF APPLICANT HAS BEEN AT PRESENT BANK LESS THAN TWO YEARS)

PRESENT BANK
OF APPLICANT

PREVIOUS OR SECOND BANK OF APPLICANT

BRANCH:                         PHONE:

NAME OF                       ACCOUNT NO.
BANK OFFICER:

 LOAN-LEASE-TRADE REFERENCES: NAME AND ADDRESS

1.

2.

3.

BRANCH:                         PHONE:

NAME OF                       ACCOUNT NQ
BANK OFFICER:

PHONE:

CONTACT

1 AUTHORIZE THE RELEASE OF ANY CREDIT OR FINANCIAL INFORMATION TO:

AUTHORIZED SIGNER & TITLE

         FINANCIAL STATEMENTS GENERALLY REOUIRED ON TRANSACTIONS OVER $15,000.

         CERTIFICATE OF DELIVERY AND ACCEPTANCE OF LEASED EQUIPMENT Lease Number: 3362

         Lessee hereby acknowledges receipt of the equipment described in its Lease with Lessor (the "Equipment") and accepts the

         Equipment after full inspection thereof as satisfactory for all purposes of the Lease. Lessee acknowledges that Lessor has fully and satisfactorily performed all covenants and conditions to be performed by Lessor.

                             TOWER TECH, INC.

      DATE OF DELIVERY       LESSEE

      September 22, 1999     ss/CHARLES D. WHITSITT, C.F.O.
                               ---------------------------
      DATE OF LEASE            LESSEE
      9/24/99                  Charles D. Whitsitt
                              (Print Name of Signor)

16.GENERAL

(a)This Agreement shall not be binding upon Lessor unless signed on its behalf by a duly authorized officer. This Agreement shall be deemed to have been made in the State at New Jersey and shall be governed in all respects by the laws of such State.

(b)This Agreement constitutes the entire Agreement between Lessee and Lessor with respect to the Equipment, and no covenant, condition or other term or provision may be waived or modified orally.

(c)All notices hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, to the address of the other party as set forth herein or to such other address as such party shall have designated by proper notice.

ACCEPTED: JACOM LEASING
          A Division of Jacom Computer Services Inc.

TITLE

LESSEE (FULL LEGAL NAME)
Tower Tech, Inc.

11935 South 1-44 Service Road

Oklahoma City                                OK         73189
CITY                  COUNTY                 STATE                 zip

PHONE NO. (                               DATED:

(The undersigned certifies that the Equipment shall be used for business purposes and agrees that no modification to this Lease will be effective unless made in writing and signed by both parties.

BY       ss/CHARLES D. WHITSITT, CFO
         ---------------------------

PRINT NAME  Charles D. Whitsitt

                                PERSONAL GUARANTY

                    *Guarantor must provide Personal Financial Statements and most recent, Personal Tax Return before Lease will be approved.

I guarantee that the Lessee will make all payments and pay all the other required charges required under this Lease when they are due and will perform all other obligations under the Lease fully and promptly. I also agree that you may make other arrangements with the Lessee and I will still be responsible for those payments and other obligations. You do not have to notify me if the Lessee fails to meet all of its obligations under the Lease. If Lessee fails to meet all of its obligations, I will immediately pay in accordance with the default provisions of the Lease all sums due under the anginal terms of the Lease and will perform all other obligations of Lessee under the Lease. I will reimburse you for all the expenses you incur in enforcing any of your rights against the Lessee or me, including attorney fees. If this is a corporate guaranty, it is authorized by the Board of Directors of the guaranteeing corporation. If this is a partnership guaranty, it is authorized under the partnership agreement. THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY. I AGREE AND CONSENT THAT THE COURT OF THE STATE OF NEW JERSEY FOR BERGEN COUNTY OR ANY FEDERAL DISTRICT COURT HAVING JURISDICTION IN THAT COUNTY SHALL HAVE JURISDICTION AND SHALL BE PROPER LOCATION FOR THE DETERMINATION OF DISPUTES ARISING UNDER THIS LEASE. I agree and consent that you may serve me by registered or certified mail, which will be sufficient to obtain jurisdiction. I waive trial by jury in any action between us

WITNESS SIGNATURE  DATED  PERSONAL GUARANTOR SIGNATURE, AN INDIVIDUAL      DATED
X                         X
witness SIGNATURE  DATED  PERSONAL GUARANTOR SIGNATURE, AN INDIVIDUAL      DATED


SECRETARY'S CERTIFICATE RELATING TO
INCUMBENCY AN CORPORATE RESOLUTIONS

The undersigned,                  Patty Lewis Poag

Secretary of TOWER TECH, INC.

An Oklahoma Corporation (herein the "Corporation"), does hereby certify:

         1 . That he/she is the duly elected, qualified and acting Secretary of the Corporation and has the custody of the corporate records, minutes and corporate seal.

         2. That the following names person(s) has/have been properly designated, elected and assigned to the office in such corporation as indicated below; that such person(s) hold(s) such office at this time an that the specimen signature appearing beside the name of such officer is his true and correct signature:

     NAME                          TITLE                     SPECIMEN SIGNATURE

Charles D Whitsitt CFO

         3. Under the Certificate of Incorporation and By-Laws of the Corporation all corporate officers have the authority to bind the Corporation to contractual obligations.

         4. That he/she is one of the duly authorized and proper officers of such corporation to make certificates in its behalf and that she has caused this certificate to be executed and the seal of the corporation to be hereunto appended this 28th day of September, 1999.

(Corporate Seal)



ss/PATTY LEWIS POAG
--------------------
SECRETARY

                            EQUIPMENT SCHEDULE NO. 2
        LEASE AGREEMENT NO. 3362 DATED SEPTEMBER 22,1999 ("LEASE")

                              BETWEEN JACOM LEASING

                   A DIVISION OF JACOM COMPUTER SERVICES, INC

                                   ("LESSOR")

                                                 AND TOWER TECH. INC. ("LESSEE")

1.  Equipment:

Item No.      Qty           Equip. Type          Model/Feature       Description
--------      ---           -----------          -------------       -----------


                                EXTRUSION MACHINE

2.  Equipment Location:


                          11935 SOUTH 1-44 SERVICE RD.
                             OKLAHOMA CITY, OK 73189

3.  Initial Period:    60 Months from Commencement Date
                       (Last 2 Months payable in advance)

4. Monthly Rental: $6,460.88

All of the terms and conditions of the above described Lease Agreement #3362 dated September 22, 1999 are incorporated herein by reference. Each Equipment Schedule shall constitute a separate Lease Agreement.

Lessor:                                                       Lessee:
JACOM LEASING A DIVISION                    TOWER TECH, INC.
OF JACOM COMPUTER SERVICES, INC.

By:__________________                                By  ss/CHARLES D. WHITSITT
                                                     --------------------------
Title:________________                               Title:  CFO
Date:________________                                Date:   11/9/99